VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUS SUPPLEMENT
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1 SECURITY LIFE SEPARATE ACCOUNT S-L1

Supplement dated September 28, 2005

This supplement updates certain information contained in the supplement dated April 29, 2005, to your prospectus dated April 29, 2005. Please read it carefully and keep it with your prospectus for future reference.

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Fund Regulatory Issues

As previously reported, ING Funds Distributors, LLC ("IFD"), the distributor of certain ING Funds (U.S.) and an affiliate of Security Life of Denver Insurance Company (the "company"), received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff made a preliminary determination to recommend disciplinary action against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with certain frequent trading arrangements.

In September, 2005, IFD settled an administrative proceeding with the NASD regarding these arrangements. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds (U.S.) for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures. IFD's settlement of this administrative proceeding is not material to the company.

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